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                                                                    EXHIBIT 23.9


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No.        ) of our report dated August 18, 1995, on our audit of the financial statements of Danbury Broadcasting, Inc. We also consent to the reference to our firm under the caption "Experts".

                                        /s/ PANETH, HABER & ZIMMERMAN L.L.P.

New York, NY
April 14, 1997